Note 18 - Related Party Transactions	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
18.	RELATED PARTY TRANSACTIONS

Our related parties included Oil States until May 30, 2014, the effective date of the Spin-Off.

On May 27, 2014, in connection with the Spin-off, we entered into several agreements with Oil States that govern the Spin-Off and the relationship of the parties following the Spin-Off. Because the terms of these agreements were entered into in the context of a related party transaction, the terms may not be comparable to terms that would be obtained in a transaction between unaffiliated parties.

The Separation and Distribution Agreement between us and Oil States contains the key provisions relating to the separation of our business from Oil States and the distribution of our common stock to Oil States stockholders. The Separation and Distribution Agreement identifies the assets that were transferred or sold, liabilities that were assumed or sold and contracts that were assigned to us by Oil States or by us to Oil States in the Spin-Off and describes how these transfers, sales, assumptions and assignments occurred. Pursuant to the Separation and Distribution Agreement, on May 28, 2014, we made a cash distribution to Oil States of $750 million.

The Indemnification and Release Agreement governs the treatment of all aspects relating to indemnification, insurance, litigation responsibility and management, and litigation document sharing and cooperation. Generally, the Indemnification and Release Agreement provides for cross-indemnities principally designed to place financial responsibility for the obligations and liabilities of our business with us and financial responsibility for the obligations and liabilities of Oil States’ business with Oil States. The Indemnification and Release Agreement also establishes procedures for handling claims subject to indemnification and related matters. Pursuant to the Indemnification and Release Agreement, we and Oil States will generally release the other party from all claims arising prior to the Spin-Off other than claims arising under the transaction agreements, including the indemnification provisions described above.  See Note 14 – Commitments and Contingencies.

The Tax Sharing Agreement governs the respective rights, responsibilities and obligations of Oil States and us with respect to taxes and tax benefits, the filing of tax returns, the control of audits, restrictions on us to preserve the tax-free status of the Spin-Off and other tax matters.

The Employee Matters Agreement provides that each company has responsibility for its own employees and compensation plans. The agreement also contains provisions regarding stock-based compensation. See Note 16 – Stock Based Compensation.

The Transition Services Agreement sets forth the terms on which Oil States will provide to us, and we will provide to Oil States, on a temporary basis, certain services or functions that the companies historically have shared. Transition services provided to us by Oil States may include administrative, payroll, legal, human resources, data processing, financial audit support, financial transaction support, and other support services, information technology systems and various other corporate services. Transition services provided to Oil States by us may include information technology systems, financial audit support, tax support and other corporate services. The agreement provides for the provision of specified transition services, generally for a period of up to nine months from the date of the Spin-Off, with a possible extension of 1 month (an aggregate of 10 months) at a predetermined fee based on estimated cost to Oil States. The Transition Services Agreement expired under the terms of the agreement on February 28, 2015. We incurred costs under the Transition Services Agreement totaling $1.3 million during the year ended December 31, 2014.

Parent Company Services Provided and Corporate Allocations

Prior to the Spin-Off, Oil States provided services to and funded certain expenditures of Civeo. The most significant of these services and expenditures were: (1) funding expenditures to settle domestic accounts payable; (2) funding and processing of domestic payroll; (3) share-based compensation; and (4) certain transaction-related expenditures. The consolidated financial statements of Civeo reflect these expenditures. During the years ended December 31, 2014, 2013 and 2012, $41.7 million, $130.2 million and $88.9 million, respectively, of expenditures for services received from Oil States or funding for expenditures provided by Oil States were included in the consolidated financial statements.

Prior to the Spin-Off, the consolidated statements of operations also include general corporate expense allocations, which include costs incurred by Oil States for certain corporate functions such as executive management, finance, information technology, tax, internal audit, risk management, legal, human resources and treasury. During the years ended December 31, 2014, 2013 and 2012, we were allocated $2.8 million, $6.1 million and $5.0 million, respectively, in respect of these corporate expenses which are included within selling, general and administrative expenses in the accompanying consolidated statements of operations.

Oil States Net Investment

Net transfers to Oil States are included within Oil States net investment on the consolidated balance sheets. The components of the change in Oil States net investment for the years ended December 31, 2014, 2013 and 2012 are as follows (in thousands):

	2014	2013	2012
Cash transfers and general financing activities	$(13,255)	$29,098	$(75,457)
Services received or funding for expenditures	41,725	130,159	88,877
Corporate allocations, including income tax provision (1)	3,950	7,216	13,148
Net increase in Oil States net investment	$32,420	$166,473	$26,568

(1)

Corporate allocations includes the general corporate expense allocations of $2.8 million, $6.1 million and $5.0 million for the years ended December 31, 2014, 2013 and 2012, respectively, the impact of the income tax provision, the allocation of corporate insurance premiums, and the attribution of certain assets and liabilities that have historically been held at the Oil States corporate level, but which are specifically identifiable or otherwise allocable to us. The attributed assets and liabilities are included in Civeo’s consolidated balance sheets.

Supplemental Cash Flow Information

In accordance with the Separation and Distribution Agreement, our affiliate debt with Oil States, which totaled approximately $336.8 million as of May 30, 2014, including accrued interest, was settled through a non-cash capital contribution.